                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                              NEOMAGIC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         N/A
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         N/A
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         N/A
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         N/A
         -----------------------------------------------------------------------
     (5) Total fee paid:
         N/A
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         N/A
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         N/A
         -----------------------------------------------------------------------
     (3) Filing Party:
         N/A
         -----------------------------------------------------------------------
     (4) Date Filed:
         N/A
         -----------------------------------------------------------------------

                                     [LOGO]

                                3250 JAY STREET
                         SANTA CLARA, CALIFORNIA 95054
                                 (408) 988-7030
                                  May 6, 1999

Dear Fellow Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of NeoMagic Corporation (the "Company"), which will be held at 8:00 a.m. on June 10, 1999 at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California.

    This booklet includes the Notice of the Annual Meeting of Stockholders and the Proxy Statement. The Proxy Statement describes the business to be transacted at the Annual Meeting and also provides important information about the Company and the items to be voted upon that you should consider when you vote your shares. Also included with this booklet is a copy of the Company's Annual Report for the fiscal year ended January 31, 1999. We encourage you to read the Annual Report. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

    At this meeting, among other things, you will be asked to consider and vote upon the election of five directors. All five nominees currently are directors of the Company. They are well qualified, and have a track record of contributing significantly to the success of the Company. Accordingly, your Board of Directors recommends that you vote FOR the nominees.

    You will also be asked to approve an amendment to the Company's Amended 1993 Stock Plan (the "Stock Plan") to provide for an increase in the number of shares of Common Stock available for grant under the Plan by 875,000 shares. This amendment would allow the grant of additional options and stock purchase rights to employees and consultants in order to provide incentives to encourage their continued service to the Company. Your Board of Directors has approved this amendment, and recommends that you vote FOR this proposal.

    In addition, you will be asked to approve the Board of Directors' appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the 2000 fiscal year. Ernst & Young has audited the Company's financial statements since the Company's inception, and the Board considers this firm to be well qualified for this position. Consequently, your Board of Directors recommends that you vote FOR this proposal.

    Whether or not you plan to attend the Annual Meeting, it is important that your shares of Common Stock be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice of Annual Meeting and accompanying Proxy Statement, please fill in, date and sign the enclosed proxy card and mail it promptly in the envelope provided.

Very truly yours,

                [SIG]                       [SIG]
Kamran Elahian                              Prakash Agarwal
CHAIRMAN OF THE BOARD                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              NEOMAGIC CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 1999

                            ------------------------

To the Stockholders of NeoMagic Corporation:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of NeoMagic Corporation, a Delaware corporation (the "Company"), will be held on Thursday, June 10, 1999 at 8:00 a.m., local time, at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California.

    At the Annual Meeting, Stockholders will be asked:

    1.  To elect five directors;

    2. To approve an amendment to the Company's Amended 1993 Stock Plan that will increase the number of shares of Common Stock available for grant under the plan by 875,000 shares;

    3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended January 31, 2000; and

    4. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Stockholders of record as of the close of business on April 7, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 650 Page Mill Road, Palo Alto, California, 94304-1050 for ten days before the Annual Meeting.

    IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors

                                                       [SIG]

                                          Arthur F. Schneiderman
                                          SECRETARY

Santa Clara, California
May 6, 1999

                              NEOMAGIC CORPORATION
                                3260 JAY STREET
                         SANTA CLARA, CALIFORNIA 95054

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS

MATTERS TO BE CONSIDERED

    At the Annual Meeting of Stockholders (the "Annual Meeting"), the Stockholders of NeoMagic Corporation (the "Company") will be asked to consider and vote to elect five directors, to approve an amendment to the Company's 1993 Amended Stock Plan and to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. The Board of Directors knows of no matters that are to be brought before the Annual Meeting other than as set forth in the Notice of the Annual Meeting. If any other matters properly come before the Annual Meeting, the person named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

    This Proxy Statement and the accompanying form of Proxy are first being mailed on or about May 6, 1999 to all stockholders entitled to vote at the Annual Meeting.

DATE, TIME, PLACE, RECORD DATE AND SHARES ENTITLED TO VOTE

    The enclosed proxy is solicited on behalf of the Company's Board of Directors for use at the Annual Meeting to be held on Thursday, June10, 1999, at 8:00 a.m., local time, or any continuation or adjournment thereof, for the purposes set forth herein and the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California. The telephone number at this address is (408) 986-0700.

    The Company has set April 7, 1999 as the record date (the "Record Date"). The stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 24,978,906 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote.

QUORUM; REQUIRED VOTE

    A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to approve any matter presented at the Annual Meeting. Each stockholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote, or distributing the stockholder's votes on the same principle among as many candidates as the stockholder chooses, provided that the votes may not be cast for more than (5) candidates. However, no stockholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been properly placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

    Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

VOTING AND REVOCATION OF PROXIES

    Stockholders are required to complete, date, sign and promptly return the accompanying form of proxy in the envelope provided. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein and FOR ratification of appointment of independent auditors.

    Any proxy signed and returned by a Stockholder may be revoked at any time before it is voted. It may be revoked by filing, with the Secretary of the Company at the Company's principal offices, located at 3260 Jay Street, Santa Clara, California 95054, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

    The cost for this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc., to assist in the solicitation of proxies at an estimated fee of less than $10,000, plus reimbursement of reasonable out of pocket expenses. The Company may reimburse brokerage firms and persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

                      PROPOSAL ONE--ELECTION OF DIRECTORS

    A board of five (5) directors is to be elected at the Annual Meeting. Irwin Federman, a director of the Company since March 1994, is retiring from the board effective immediately before the election of directors at the Annual Meeting. The Company and the Board thank Mr. Federman for his years of dedicated service to the Company. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. All nominees are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as director, or if any nominee becomes unable or declines to serve as director, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been duly elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

NOMINEES FOR DIRECTORS

    Set forth below is certain information regarding the nominees:

NAME                                   AGE                            POSITION
---------------------------------      ---      -----------------------------------------------------
Kamran Elahian...................          44   Chairman of the Board
Prakash C. Agarwal...............          45   President, Chief Executive Officer and Director
Brian P. Dougherty(2)............          42   Director
James Lally(1)(2)................          54   Director
Klaus Wiemer(1)..................          61   Director

------------------------

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

    KAMRAN ELAHIAN, a co-founder of the Company, has been Chairman of the Board since the Company's inception in 1993. Mr. Elahian has co-founded several Silicon Valley companies since 1981, including CAE Systems, Inc., a computer-aided engineering software company, Cirrus Logic, a semiconductor manufacturer and Momenta Corporation, a pen-based computer company. In addition to his duties as Chairman of the Company, Mr. Elahian is the Chairman and co-founder of PlanetWeb, Inc., an Internet software company, Chairman and co-founder of Centillium Technology Corporation, a telecommunications semiconductor company and the Co-Chairman and founder of Schools Online, a non-profit public charity organization. Mr. Elahian holds a BS in Computer Science, a BS in Mathematics and a Masters of Engineering from the University of Utah.

    PRAKASH C. AGARWAL, a co-founder of the Company, has been President, Chief Executive Officer, and a Director of the Company since its inception in 1993. Mr. Agarwal has over 20 years of engineering, marketing and general management experience in the semiconductor industry. Prior to joining the Company, he was employed as Vice President and General Manager of Cirrus Logic's Portable Products Division. Mr. Agarwal holds a BS and a MS degree in Electrical Engineering from the University of Illinois.

    BRIAN P. DOUGHERTY joined the Company as a Director in January 1997. Mr. Dougherty is a founder and serves as Chairman of Wink Communications, a developer of interactive television software. From its inception in 1983 through 1994, Mr. Dougherty served as Chief Executive Officer of Geoworks, a consumer computing device operating system manufacturer. Mr. Dougherty holds a BS degree in Electrical Engineering from the University of California at Berkeley.

    JIM LALLY has served as a Director of the Company since July 1993. Mr. Lally has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since 1981. He currently serves on the board of Ascend Communications, Inc., a networking company. He holds a BS degree in Electrical Engineering from Villanova University.

    DR. KLAUS WIEMER has served as a director since January 1998. Mr. Wiemer is an independent consultant in microelectronics manufacturing. He also serves on the Board of Directors of Simtek Corporation, an integrated circuits company, and InterFET Corporation, a discrete semiconductor device company. Mr. Wiemer holds a BS degree in physics from Texas Western College (now University of Texas, El Paso), a MS in physics from University of Texas and a Ph.D. in physics from Virginia Polytechnic Institute.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NAMED NOMINEES.

                         BOARD MEETINGS AND COMMITTEES

    The Board of Directors held 8 meetings during the year ended January 31, 1999. Irwin Federman attended less than 75% of the aggregate number of meetings of the Board of Directors.

    The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Membership on these committees is limited to non-employee directors.

    The Audit Committee, which is comprised of Messrs. James Lally and Klaus Wiemer, establishes and reviews the activities of the independent auditors; reviews recommendations of the independent auditors and responses of management; and reviews in consultation with the independent auditors the financial statements, accounting and other policies, accounting systems and system of internal controls. During the year ended January 31, 1999 ("Last Fiscal Year"), the Audit Committee met four times.

    The Compensation Committee, which is comprised of Messrs. Dougherty and Lally, administers the Amended 1993 Stock Plan, the 1997 Employee Stock Purchase Plan ("Stock Purchase Plan") and all other areas of executive compensation. During the Last Fiscal Year, the Compensation Committee did not meet, and compensation issues were addressed by the full Board of Directors. The Compensation Committee has a subcommittee (appointed by the Board of Directors) responsible for approval of the grant of stock options to employees other than executive officers. The Subcommittee is comprised of Prakash Agarwal. During the last fiscal year, the subcommittee met twelve times.

                             DIRECTOR COMPENSATION

    Although the Company does not pay any compensation to directors for serving in that capacity, it does reimburse directors for expenses incurred in attending board meetings.

              LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS

    The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

    The Company's Bylaws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers and employees and agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company's Bylaws also permit the Company to secure, and the Company has secured, insurance on behalf of any officer, director, employee or other agent for any liability arising out of his other actions in such capacity, regardless of whether the Bylaws would permit indemnification.

    The Company has entered into agreements to indemnify its directors and officers in addition to indemnification provided for in the Company's Bylaws. These agreements, among other things, indemnify the Company's directors and officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or officer of the Company, any subsidiary of the Company or any other Company or enterprise to which the person provides services at the request of the Company. The Company believes that these provisions and agreements are necessary to attract and retain qualified directors and officers.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of January 31, 1999, as to shares of the Company's Common Stock beneficially owned by: (i) each of the Named Officers listed in the Summary Compensation Table provided below, (ii) each of the Company's directors, (iii) all directors and executive officers of the Company as a group, and (iv) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock.

                                                                                           NUMBER OF
                                                                                            SHARES        PERCENT
                                                                                          BENEFICIALLY BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                                         OWNED        OWNED*
----------------------------------------------------------------------------------------  -----------  -------------
Pilgram Baxter & Associates ............................................................   1,789,700           7.2
  825 Duportail Road
  Wayne, PA 19087(1)
Putnam Investment Management, Inc. .....................................................   1,248,900           5.0
  One Post Office Square Boston, MA 02109(2)
Kamran Elahian(3).......................................................................     672,272           2.7
Prakash C. Agarwal(4)...................................................................   1,132,550           4.6
Deepraj Puar(5).........................................................................     246,949           1.0
Merle McClendon(6)......................................................................     165,844            **
Ron Jankov(7)...........................................................................     143,192            **
James Lally(8)..........................................................................     117,256            **
Irwin Federman(9).......................................................................      38,153            **
Brian Dougherty(10).....................................................................      21,667            **
Klaus C. Wiemer(11).....................................................................      11,667            **
All directors and officers as a group(3)-(12)...........................................   3,825,810          15.4%

------------------------

   * Percent ownership is based on 24,890,291 shares of Common Stock outstanding as of January 31, 1999. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community properly laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of January 31, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purposes of computing the percentage ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

  ** Less than 1%

 (1) This information was obtained from filings made with the Securities and Exchange Commission February 9, 1999 pursuant to Section 13(g) of the Securities and Exchange Act of 1934.

 (2) This information was obtained from filings made with the Securities and Exchange Commission February 9, 1999 pursuant to Section 13(g) of the Securities and Exchange Act of 1934. Putnam Investments, which is a wholly-owned subsidiary of Marsh and McLennon Companies, Inc., owns two registered investment advisors: Putnam Investment Management Inc., which is the investment advisor to the Putnam family of mutual funds, and the Putnam Advisory Company, Inc., which is the investment advisor to Putnam's institutional clients. Both subsidiaries have dipository power over the shares as investment managers, but each of the mutual funds' trustees have voting power over the shares held by each fund, and the Putnam Advisory Company, Inc. has shared voting power over the shares held by institutional clients.

 (3) Includes an option to purchase 30,000 shares, exercisable within 60 days of January 31, 1999.

 (4) Includes an option to purchase 150,000 shares, exercisable within 60 days of January 31, 1999.

 (5) Includes an option to purchase 163,334 shares, exercisable within 60 days of January 31, 1999.

 (6) Includes an option to purchase 164,667 shares, exercisable within 60 days of January 31, 1999.

 (7) Includes an option to purchase 21,935 shares, exercisable within 60 days of January 31, 1999.

 (8) Includes an option to purchase 20,000 shares, exercisable within 60 days of January 31, 1999.

 (9) Includes an option to purchase 20,000 shares, exercisable within 60 days of January 31, 1999. Mr. Federman is retiring from the Company's board effective immediately prior to electing directors at the Annual Meeting.

 (10) Includes an option to purchase 21,667 shares, exercisable within 60 days of January 31, 1999.

 (11) Includes an option to purchase 11,667 shares, exercisable within 60 days of January 31, 1999.

 (12) Includes options to purchase 447,000 shares for executives not named in the table, exercisable within 60 days of January 31, 1999.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning the compensation paid by the Company during the fiscal year ended January 31, 1999 to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers who earned in excess of $100,000 during such fiscal year (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION AWARDS
                                                         ANNUAL      --------------------------------------------------
                                                      COMPENSATION       SECURITIES
                                           FISCAL     -------------      UNDERLYING                       ALL OTHER
                                            YEAR       SALARY ($)      OPTIONS (#)(1)      BONUS(2)    COMPENSATION(3)
                                         -----------  -------------  -------------------  ----------  -----------------
Prakash C. Agarwal.....................        1999    $   261,077                --      $  294,500      $   5,851
  President and Chief Executive                1998        205,154                --         180,000          6,229
  Officer                                      1997        189,313           650,000              --          6,577

Merle McClendon........................        1999        166,927                --          77,000          6,228
  Vice President, Finance and                  1998        148,769            40,000          59,500          3,810
  Chief Financial Officer                      1997             --           200,000              --             --

Ron Jankov.............................        1999        236,055            80,000         110,000          2,613
  Sr. VP and General Manager,                  1998        208,710            80,000(4)       59,500          2,265
  Multimedia Products Division                 1997        167,521           100,000              --          2,338

Deepraj Puar...........................        1999        171,161                --          76,500          6,747
  Vice President, Technology                   1998        146,308                --          59,500          5,774
                                               1997        125,194           225,000          --              6,558

Amnon Fisher...........................        1999        142,789           480,000(5)      120,000          5,246
  Sr. VP and General Manager,                  1998             --                --              --             --
  Consumer Products Division                   1997             --                --              --             --

------------------------

(1) Includes previously granted options that were repriced in 1998. Effective September 30, 1998, the Company offered repriced stock options to all employees who held options to purchase Common Stock at exercise prices above the September 30, 1998 market closing price of $11.50. See Option Repricing discussion and Ten Year Option Repricings table.

(2) Includes annual incentive compensation as well as discretionary bonus.

(3) Includes matching contributions to the Company's 401(k) plan and premiums paid for health and life insurance.

(4) Includes options to purchase 80,000 shares granted on January 2, 1998 that were cancelled and subsequently reissued pursuant to the repricing on September 30, 1998. The information presented reflects both the original and repriced grants.

(5) Includes an option to purchase 240,000 shares granted on June 16, 1998 that was cancelled and subsequently reissued pursuant to the repricing on September 30, 1998. The information presented reflects both the original and repriced grants.

                                 STOCK OPTIONS

    The following tables provides information concerning grants of options to purchase the Company's Common Stock made to each of the Named Officers during the fiscal ended January 31, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                       POTENTIAL REALIZABLE
                                                     INDIVIDUAL GRANTS(1)                            VALUE AT ASSUMED ANNUAL
                            ----------------------------------------------------------------------     RATES OF STOCK PRICE
                                 NUMBER OF                                                           APPRECIATION FOR OPTION
                                SECURITIES           % OF TOTAL         EXPIRATION                           TERM(2)
                                UNDERLYING         OPTIONS GRANTED         PRICE       EXPIRATION   --------------------------
                            OPTIONS GRANTED (#)     TO EMPLOYEES       PER SHARE(7)       DATE           5%           10%
                            -------------------  -------------------  ---------------  -----------  ------------  ------------
Amnon Fisher..............          240,000(3)(6)            6.4%        $   11.50       06/08/08   $  1,668,352  $  4,190,583
                                    240,000(3)              6.4%         $   13.88       06/08/08   $  2,089,146  $  5,291,389

Ron Jankov................           40,000(4)(6)            1.1%        $   11.50       01/02/08   $    262,634  $    651,609
                                     40,000(5)(6)            1.1%        $   11.50       01/02/08   $    262,634  $    651,609

------------------------

(1) All options granted during the fiscal year were granted under the Stock Plan. Each option becomes exercisable according to a vesting schedule, subject to the employee's continued employment with the Company.

(2) Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the deemed fair market value are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the deemed fair market value of the Common Stock from the date of grant to the date of this Proxy Statement, other than the columns reflecting assumed rates of appreciation of 5% and 10%.

(3) Vesting of this option commenced on June 8, 1998. 1/4 of the shares covered by this option will vest on June 8, 1999 and 1/48 of shares will vest ratably each month thereafter.

(4) Vesting of this option commenced on January 2, 1998. 1/48 of shares will vest ratably each month for a period of four years.

(5) Vesting of this option will commence on January 2, 2001. 1/12 of shares will vest ratably each month for a period of one year.

(6) Option granted as a result of the repricing of stock options. Under the terms of the repricing, the option grants retained their original vesting schedule and original expiration date provided that the repriced options could not be exercised for six months following the repricing date.

(7) Options were granted at an exercise price equal to the fair market value based on the closing market value of Common Stock on the Nasdaq National Market on the date of grant.

                         OPTION EXERCISES AND HOLDINGS

    The following table set forth for each of the Named Officers certain information concerning the number of shares subject to both exercisable and unexercisable stock options at January 31, 1999. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of January 31, 1999.

       AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL 1999 VALUES

                                                                      NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                            OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                                          VALUE        JANUARY 31, 1999(1)        JANUARY 31, 1999(1)(2)
                                      SHARES ACQUIRED   REALIZED    --------------------------  ---------------------------
NAME                                    ON EXERCISE        ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
------------------------------------  ---------------  -----------  -----------  -------------  ------------  -------------
Prakash C. Agarwal..................            --      $      --      150,000             --   $    984,375   $        --
Merle McClendon.....................        57,000        679,750      163,000         20,000      1,069,687       131,250
Ron Jankov..........................        39,732        513,984       20,268         70,000        134,081       179,375
Deepraj Puar........................        50,000        851,562      163,334             --      1,831,217            --
Amnon Fisher........................            --             --           --        240,000             --       615,000

------------------------

(1) Certain of the options granted under the Stock Plan may be exercised immediately upon grant and prior to full vesting, subject to the optionee's entering a restricted stock purchase agreement with the Company with respect to any unvested shares. Other options granted under the Stock Plan are exercisable during their term in accordance with the Vesting Schedule set out in the Notice of Grant.

(2) Market value of securities underlying in-the-money options at fiscal year ended (based on $14.0625 per share, the closing price of the Common Stock on the Nasdaq National Market on January 29, 1999), minus the exercise price.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In April 1996, in connection with the exercise of an option to purchase restricted shares of Common Stock, the Company provided a loan to Mr. Agarwal, the President, Chief Executive Officer, and a director of the Company, in the aggregate principal amount of $400,000 at an annual interest rate of 5.88% pursuant to two promissory notes secured by a pledge of an aggregate of 500,000 shares of Common Stock held by Mr. Agarwal. As of January 31, 1999, an aggregate amount of $464,680, which includes interest payable, remained outstanding on the remaining promissory note. The largest aggregate amount of indebtedness outstanding during the last fiscal year was $464,680.

    In April 1996, in connection with the exercise of an option to purchase restricted shares of Common Stock, the Company provided a loan to Mr. Jankov, Senior Vice President and General Manager, Multimedia Products Division of the Company, in the aggregate principal amount of $40,000 at an annual interest rate of 5.88% pursuant to a promissory note secured by a pledge of an aggregate of 50,000 shares of Common Stock held by Mr. Jankov. As of January 31, 1999, an aggregate amount of $46,468, which includes interest payable, remained outstanding on the remaining promissory note. The largest aggregate amount of indebtedness outstanding during the last fiscal year was $46,468.

    In April 1996, in connection with the exercise of an option to purchase restricted shares of Common Stock, the Company provided a loan to Mr. Elahian, the Chairman of the Board, in the aggregate principal amount of $100,000 at an annual interest rate of 5.88% pursuant to a promissory note secured by a pledge of an aggregate of 125,000 shares of Common Stock held by Mr. Elahian. In September 1998, the Company provided a loan to Mr. Elahian, in the aggregate principal amount of $110,000. On December 18, 1998, Mr. Elahian repaid the loan in full. As of January 31, 1999, an aggregate amount of $141,170, which includes interest payable, remained outstanding on the remaining promissory note. The largest aggregate amount of indebtedness outstanding during the last fiscal year was $141,170.

    The Company believes that all related-party transactions described above were on terms no less favorable than could have been otherwise obtained from unrelated third parties. All future transactions between the Company and its principal officers, directors and affiliates will be approved by a majority of the independent disinterested members of the Board of Directors and will be on terms no less favorable that could be obtained from unrelated third parties. In addition, the Board of Directors has voted that any loans or guarantees in the future by the Company for its officers, directors or affiliates will be approved by a majority of the disinterested members of the Board on the basis that such loans or guarantees will be made only for bona fide business purposes.

          REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION*

    The Company's compensation programs and policies applicable to its executive officers are administered by either the Compensation Committee of the Board of Directors or the Board of Directors. During the fiscal year ended January 31, 1999, the Board of Directors administered the Company's compensation programs and policies. The Board did not modify or reject any action or recommendation by the Compensation Committee. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to provide competitive compensation and to enhance stockholder value by aligning the financial interests of the executive officers of the Company with those of its stockholders.

COMPENSATION PHILOSOPHY

    The Board of Directors has adopted a management compensation program based on the following compensation principles:

    - The Company provides the level of total compensation necessary to attract and retain the best executives in its industry.

    - Compensation is linked to performance and to the creation of stockholder value.

    - Compensation balances rewards for short-term versus long-term results.

    - Compensation programs include features that encourage executives to make a long-term career commitment to the Company and its stockholders.

    - Plans include measurements based on continuous growth and performance relative to peer companies.

COMPENSATION METHODOLOGY

    The Company strives to provide a comprehensive executive compensation program that is both innovative and competitive, in order to attract and retain superior executive talent.

    Each year the Board of Directors reviews market data and assesses the Company's competitive position in each component of executive compensation, including base salary, annual incentive compensation and long-term incentives.

    The descriptions below of the components of compensation contain additional detail regarding compensation methodology. Compensation decisions regarding individual executives may also be based on factors such as individual performance, level of responsibility or unique skills of the executives.

COMPONENTS OF COMPENSATION

    The Company's compensation package for executive officers consists of three basic elements: (i) base salary; (ii) annual incentive compensation, and (iii) long-term incentives in the form of stock options granted pursuant to the Company's Amended 1993 Stock Plan. Other elements of compensation include a defined contribution 401(k) plan and medical and life insurance benefits available to employees, generally.

    Each element of compensation has a different purpose. Salary and incentive payments are mainly designed to reward current and past performance. Stock options are primarily designed to provide a strong incentive for superior long-term future performance and are directly linked to stockholders' interest because the value of the awards will increase or decrease based upon the future price of the Company's Common Stock.

BASE SALARY

    Base salaries for fiscal 1999, reported herein, were determined by the Board of Directors. The Board of Directors reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Board of Directors takes into consideration the overall performance of the Company, the Chief Executive Officer's evaluation of individual executive officer performance, the level of expertise, responsibility and experience of executives and independent compensation surveys such as the Radford Survey for High Technology Companies. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Board of Directors independently determines the base salary for the Chief Executive Officer by: (i) examining the Company's performance against its preset goals, (ii) examining the Company's performance within the semiconductor industry, (iii) evaluating the overall performance of the Chief Executive Officer, and (iv) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the semiconductor, computer graphics and personal computer software industries. Based upon the data and performance, the Chief Executive Officer's base salary was raised from $212,000 to $270,000 in April 1998.

ANNUAL INCENTIVE COMPENSATION

    The annual incentive compensation is a cash-based incentive bonus program. The plan establishes a fixed percentage of the executive officer's annual salary as the their target annual incentive opportunity. The annual incentive compensation provides for payment of cash bonuses to executive officers that are directly related to the profitability and gross revenues of the Company, as well as accomplishing specific milestone achievements, such as production related events and achieving strategic design wins. In addition, the Board of Directors from time to time may authorize the Company to pay individuals a discretionary bonus based on the individual employee's overall performance.

    The average annual incentive approved by the Committee for the executive officers was 70 percent of the target incentive opportunity. The bonus column of the Summary Compensation Table contains the annual incentive payment as well as discretionary bonuses for fiscal 1999 for each of the most highly compensated executive officers.

STOCK OPTIONS

    Long-term incentives are provided through stock option grants to key employees, including the Named Officers. The number of shares subject to each stock option grant is based on the employee's current and anticipated future performance and ability to affect achievement of strategic goals and objectives. The Company grants options in order to directly link a significant portion of each employee's total compensation to the long-term interest of stockholders. Since options are granted at the fair market value of the Company's Common Stock and vest over a multi-year period, employees will only receive value from the options to the extent that they remain employed by the Company and the Company's

Common Stock price increases during the term of the options, thus generating returns for both stockholders and executives.

    It is the Company's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Company from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. The Company's Stock Plan and the executive bonus programs are structured to qualify awards under such plans as performance-based compensation and to maximize the tax deductibility of such awards. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

STOCK PURCHASE PLAN

    The Company maintains a qualified employee stock purchase plan subject to provisions of the Internal Revenue Code, which is generally available to all employees, and pursuant to which employees can purchase Company stock through payroll deductions of up to 10% of their base salary. This plan allows participants to buy Company stock at a discount from the market price.

OPTION REPRICING

    On September 25, 1998, the Board of Directors approved the repricing of the stock options, effective September 30, 1998, of all employees of the Company who are not directors of the Company and who held options to purchase Common Stock at exercise prices above the September 30, 1998 market closing price of $11.50. These stock options were repriced to $11.50, which was the market closing price on September 30, 1998. Two of the Named Officers, Ron Jankov and Amnon Fisher, had options which qualified for repricing. The Board believes the repricing of its stock options was essential to enable it to retain and attract its workforce. The Company repriced these stock options because it believes that the decline in its stock price reflects industry and Company specific conditions that are likely to be long-term in nature. The existence of "out of the money" options for such an extended period of time would severely impact the Company's ability to retain its existing workforce and attract new employees. The Company believes that the suspension of the ability to exercise options for six months and possible forfeiture of all options should the employee voluntarily resign during that period in exchange for the new option pricing is a substantive contribution by the employee for the new price. The Company does not believe that this repricing causes its stock option plan to be subject to variable plan accounting.

                           TEN YEAR OPTION REPRICINGS

    The following table sets forth certain information concerning the repricings of options held by the executive officers of the Company over the past ten years, all of which occurred on September 30, 1998:

                                            NUMBER OF
                                           SECURITIES        MARKET PRICE    EXERCISE PRICE                    LENGTH OF
                                           UNDERLYING         OF STOCK AT      OF STOCK AT                  ORIGINAL OPTION
                                          OPTIONS/SARS          TIME OF          TIME OF          NEW      TERM REMAINING AT
                                           REPRICED OR       REPRICING OR     REPRICING OR     EXERCISE    DATE OF REPRICING
NAME                                       AMENDED(#)        AMENDMENT($)     AMENDMENT($)     PRICE($)         PRICE($)
-------------------------------------  -------------------  ---------------  ---------------  -----------  ------------------
Amnon Fisher ........................        240,000           $   11.50        $   13.88      $   11.50   9 years 252 days
  Senior VP & General Manager,
  Consumer Products Division

Daniel V. Hauck .....................        170,000               11.50            17.25          11.50   9 years 161 days
  VP, Worldwide Sales

Ron Jankov ..........................        40,000                11.50            13.31          11.50   9 years 94 days
  Senior VP & General Manager,               40,000                11.50            13.31          11.50   9 years 94 days
  Multimedia Products Division

Ibrahim Korgav ......................        25,000                11.50            13.31          11.50   9 years 94 days
  VP, Manufacturing Operations

Kenneth Murray ......................        120,000               11.50            14.69          11.50   9 years 42 days
  VP, Human Resources

    The foregoing report has been furnished by the Board of Directors of NeoMagic Corporation:

        Kamran Elahian
       Prakash Agarwal
       Brian P. Dougherty
       James Lally
       Klaus Wiemer

------------------------

 * The disclosures contained in this section of the Proxy Statement are not incorporated by reference into any filings by the Company under the Securities Act of 1933 or the Securities Act of 1934 that incorporated filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this Proxy Statement) without specific reference to the incorporation of this section of the Proxy Statement.

                       COMPENSATION COMMITTEE INTERLOCKS

    Mr. Dougherty and Mr. Lally are members of the Compensation Committee. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representation from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year January 31, 1999 except as provided below.

    Ibrahim Korgav, the Company's Vice President, Manufacturing Operations, did not file on a timely basis one Form 4 reflecting changes in beneficial ownership after one transaction. Dan Hauck, the Company's Vice President, Worldwide Sales, did not file on a timely basis a Form 3 reflecting his initial beneficial ownership of Company securities upon becoming an officer of the Company.

                         STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return of the Company's Common Stock with The Nasdaq Stock Market Index (U.S.) and The Nasdaq Electronic Components Stock Index. The comparison assumes the investment of $100 on March 13, 1997 (the date the Company's Common Stock became registered under
Section 12 of the Securities Exchange Act of 1934) based on the initial public offering price of such stock on that date and that dividends were reinvested when paid. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

   COMPARISON OF 22 MONTH CUMULATIVE TOTAL RETURN AMONG NEOMAGIC CORPORATION, THE NASDAQ STOCK MARKET INDEX (U.S.) AND THE NASDAQ ELECTRONIC COMPONENTS STOCK
                                     INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              NEOMAGIC CORPORATION         NASDAQ STOCK MARKET (U.S.)
3/14/97                                                            100                               100
1/98                                                               142                               126
1/99                                                               117                               198
*$100 Invested on 3/14/97 in stock or
index
including reinvestment of dividends.
Fiscal year ending January 31.

                                               NASDAQ ELECTRONIC COMPONENTS
3/14/97                                                                       100
1/98                                                                          115
1/99                                                                          186
*$100 Invested on 3/14/97 in stock or
index
including reinvestment of dividends.
Fiscal year ending January 31.

     PROPOSAL TWO--APPROVAL OF AN AMENDMENT TO THE AMENDED 1993 STOCK PLAN

    The Company's Stock Plan was approved by the Board of Directors and by the stockholders in July 1993. On April 20, 1999, the Board of Directors approved an amendment to the Stock Plan to further increase the number of shares of Common Stock authorized for issuance thereunder by 875,000 shares, bringing the total number of shares reserved under the Plan to 9,525,000 shares of Common Stock.

    Stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees and consultants. Technology companies have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with these technology companies for experienced executives and engineers and must be able to offer comparable packages to attract the caliber of individuals that the Company believes is necessary to provide the growth that stockholders desire. The Stock Plan provides for the grant of options and stock purchase rights to employees and consultants to provide additional incentive to encourage their continued service to the Company.

    The essential provisions of the Stock Plan are outlined below.

    GENERAL. The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility within the Company, to provide additional incentives to the employees and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options and stock purchase rights ("SPRs").

    ADMINISTRATION. The Stock Plan may be administered by the Board of Directors or a committee of the Board (the "Committee"), which Committee shall, in the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, consists of two or more "outside directors" within the meaning of Section 162(m) of the Code. The Committee has the power to determine the terms of the options or SPRs granted, including the exercise price, the number of shares subject to each option or SPR, the exercisability thereof, and the form of consideration payable upon such exercise. In addition, the Committee has the authority to amend, suspend or terminate the Stock Plan, provided that no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the Stock Plan.

    TERMS AND CONDITIONS OF OPTIONS. Options and SPRs granted under the Stock Plan are not generally transferable by the optionee, and each option and SPR is exercisable during the lifetime of the optionee only by such optionee. Options granted under the Stock Plan must generally be exercised within one month of the end of the optionee's status as an employee or consultant of the Company, or within twelve months after such optionee's termination by death or disability, but in no event later than the expiration of the option's ten year term. In the case of SPR's, unless the Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee. The exercise price of all incentive stock options granted under the Stock Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of nonstatutory stock options and SPRs granted under the Stock Plan is determined by the Committee, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price must be at least equal to the fair market value of the Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option must be at least 110% of the fair market value on the grant date and the term of such incentive stock option must not exceed five years. The term of all other options granted under the Stock Plan may not exceed ten years. The Company will receive no monetary consideration for the granting of options or SPRs under the Stock Plan.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The Stock Plan provides that in the event of a merger of the Company with or into another corporation, a sale of substantially all of the Company's assets or a like transaction involving the Company, each option shall be assumed or an equivalent option substituted by the successor corporation. If the outstanding options are not assumed or substituted as described in the preceding sentence, the Optionee shall fully vest in and have the right to exercise the option or SPR as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If an option or SPR becomes fully vested and exercisable in the event of a merger or sale of assets, the Administrator shall notify the optionee that the option or SPR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the option or SPR will terminate upon the expiration of such period.

    TAX CONSEQUENCES. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the excise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain, depending on the holding period.

    All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to a tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

    The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Stock Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

    PROPOSAL THREE--RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended January 31, 2000, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in May 1993. In the event that a majority of the Votes Cast are against the ratification, the Board of Directors will reconsider its selection.

    Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended January 31, 1999 is being furnished to stockholders concurrently herewith.

                           PROPOSALS BY STOCKHOLDERS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Annual Meeting of Stockholders for the fiscal year ended January 31, 2000 must be received by the Secretary of the Company no later than January 6, 2000, in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

    The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

    Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                                       [SIG]

                                          Arthur F. Schneiderman
                                          SECRETARY

Santa Clara, California
May 6, 1999

                              NEOMAGIC CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 1999

         The undersigned stockholder of NeoMagic Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated as of May 6, 1999, and hereby appoints PRAKASH AGARWAL and MERLE MC CLENDON, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholder of NeoMagic Corporation to be held on June 10, 1999, at 8:00 a.m., local time, at the Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California, and at any adjournments or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

NEOMAGIC CORPORATION       {logo}           DIFFERENTIATION THROUGH INTEGRATION

NeoMagic designs, develops and markets multimedia accelerators for sale to notebook PC manufactures.






THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPROVAL OF EACH OF PROPOSALS 2, 3 AND 4 SET FORTH BELOW, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

1.   ELECTION OF DIRECTORS

     Nominees:
     Kamran Elahian                         James Lally
     Prakash Agarwal                        Klaus Wiemer
     Brian P. Dougherty

     [  ]  FOR all nominees listed above

     [  ]  WITHHOLD authority to vote for all nominees listed above

     [  ]  FOR _______________________________
               all nominees except as noted above

2. PROPOSAL TO AMEND THE 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON SOTCK AVAILABLE FOR GRANT UNDER THE PLAN BY 875,000
     SHARES:

     [  ]  FOR    [  ]  AGAINST             [  ] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED JANUARY 31, 2000:

     [  ]  FOR    [  ]  AGAINST             [  ] ABSTAIN

4. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

     [  ]  FOR    [  ]  AGAINST             [  ] ABSTAIN

This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature: ____________ Date: ________  Signature: ____________ Date: ________